EXHIBIT 10.174

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
5	FL00242	River Crossing Branch	5412 Little Road	New Port Richey	FL	34655-1103	Pasco	4,400
5	FL00270	Beverly Hills - Black Diamond	3643 North Lecanto Highway	Beverly Hills	FL	34465	Citrus	4,800
5	FL00287	San Jose Office	6375 St. Augustine Road	Jacksonville	FL	32217	Duval	3,400
5	FL00957	Wildwood Branch	406 South Main Street	Wildwood	FL	34785	Sumter	3,522
5	FL01016	Lake Placid Branch	611 Interlake Boulevard	Lake Placid	FL	33852	Highlands	4,536
5	FL01027	Haines City Branch	99 Highway 17-92 West	Haines City	FL	33844	Polk	4,413
5	FL01055	Northgate Branch	201 E International Speedway Blvd	Deland	FL	32724	Volusia	4,200
5	FL01084	North Miami Beach Office	1576 Northeast 163rd Street	North Miami Beach	FL	33162	Dade	2,600
5	FL01304	Riverdale-Ft Myers	14490 South Palm Beach Blvd	Fort Myers	FL	33905	Lee	3,307
6	FL00155	Bartow Branch	255 West Main Street	Bartow	FL	33830	Polk	2,680
6	FL01022	Bloomingdale Office	3511 Bell Shoals Road	Valrico	FL	33594	Hillsborough	2,845
6	FL01085	International Mall Office	10690 Northwest 12th Street	Miami	FL	33172	Dade	5,146
6	FL01129	Punta Gorda Office	1225 South Tamiami Trail	Punta Gorda	FL	33950	Charlotte	5,923
6	FL01152	Eastwood Branch	1999 South Alafaya Trail	Orlando	FL	32828-8732	Orange	5,330
6	FL01335	Sun City Center Office	1525 Rickenbacker Drive	Sun City Center	FL	33573	Hillsborough	11,000